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MLMT 2004-BPC1                     TERM SHEET                         10/29/2004

        AAA              AAA            AAA             AAA             AAA            AAA             AAA            AA

            A1A             A1             A2              A3              A4             A5              AJ            B

  6         182,368,000     51,609,000     138,500,000     171,324,000     48,845,000     397,195,000     94,752,000    26,407,000
 12         181,741,000     47,121,000     138,500,000     171,324,000     48,845,000     397,195,000     94,752,000    26,407,000
 18         177,471,000     23,613,000     138,500,000     171,324,000     48,845,000     397,195,000     94,752,000    26,407,000
 24         172,678,000              -     135,347,000     171,324,000     48,845,000     397,195,000     94,752,000    26,407,000
 30         167,976,000              -     108,828,000     171,324,000     48,845,000     397,195,000     94,752,000    26,407,000
 36         163,391,000              -      83,043,000     171,324,000     48,845,000     397,195,000     94,752,000    26,407,000
 42         158,940,000              -      57,648,000     171,324,000     48,845,000     397,195,000     94,752,000    26,407,000
 48         154,619,000              -      32,973,000     171,324,000     48,845,000     397,195,000     94,752,000    26,407,000
 54         138,431,000              -       1,921,000     171,324,000     48,845,000     397,195,000     94,752,000    26,407,000
 60          95,588,000              -               -      62,631,000     48,845,000     397,195,000     94,752,000    26,407,000
 66          93,034,000              -               -      42,805,000     48,845,000     397,195,000     94,752,000    26,407,000
 72          90,663,000              -               -      23,644,000     48,845,000     397,195,000     94,752,000    26,407,000
 78          88,346,000              -               -       4,947,000     48,845,000     397,195,000     94,752,000    26,407,000
 84          79,610,000              -               -               -              -     325,090,000     94,752,000    26,407,000
 90          77,624,000              -               -               -              -     309,948,000     94,752,000    26,407,000

       AA-            A              A-             BBB+            BBB            BBB-            BB+           BB

          C              D               E              F              G               H              J              K

  6       12,426,000     18,640,000      9,320,000      15,533,000     10,873,000      15,533,000     6,213,000      4,660,000
 12       12,426,000     18,640,000      9,320,000      15,533,000     10,873,000      15,533,000     6,213,000      4,660,000
 18       12,426,000     18,640,000      9,320,000      15,533,000     10,873,000      15,533,000     6,213,000      4,660,000
 24       12,426,000     18,640,000      9,320,000      15,533,000     10,873,000      15,533,000     6,213,000      4,660,000
 30       12,426,000     18,640,000      9,320,000      15,533,000     10,873,000      15,533,000     6,213,000      4,660,000
 36       12,426,000     18,640,000      9,320,000      15,533,000     10,873,000      15,533,000     3,678,000              -
 42       12,426,000     18,640,000      9,320,000      15,533,000     10,873,000       9,325,000             -              -
 48       12,426,000     18,640,000      9,320,000      15,533,000     10,673,000               -             -              -
 54       12,426,000     18,640,000      9,320,000      15,533,000      1,499,000               -             -              -
 60       12,426,000     18,640,000      9,320,000       8,594,000              -               -             -              -
 66       12,426,000     18,640,000      9,320,000       1,387,000              -               -             -              -
 72       12,426,000     18,640,000      3,817,000               -              -               -             -              -
 78       12,426,000     15,826,000              -               -              -               -             -              -
 84       12,426,000      9,600,000              -               -              -               -             -              -
 90       12,426,000      4,491,000              -               -              -               -             -              -

       BB-                    Total

          L

  6       6,214,000       1,210,412,000     6
 12       6,214,000       1,205,297,000    12
 18       6,214,000       1,177,519,000    18
 24       6,214,000       1,145,960,000    24
 30       3,058,000       1,111,583,000    30
 36               -       1,070,960,000    36
 42               -       1,031,228,000    42
 48               -         992,707,000    48
 54               -         936,293,000    54
 60               -         774,398,000    60
 66               -         744,811,000    66
 72               -         716,389,000    72
 78               -         688,744,000    78
 84               -         547,885,000    84
 90               -         525,648,000    90